UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 31, 2012

THE ESTÉE LAUDER COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

The exhibit listed in the following index relates to an offering under the Registrant’s Registration Statement on Form S-3 (No. 333-182918) and is filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description

25.1	Statement of Eligibility of Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: July 31, 2012	By:	/s/ Spencer G. Smul
Spencer G. Smul
Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

25.1	Statement of Eligibility of Trustee